Exhibit 10(a)

The Warrant evidenced by this Warrant Agreement has not been registered under the Securities Act of 1933 and may not be transferred, nor will any assignee or endorsee hereof be recognized as an owner hereof by the Company for any purpose, unless an exemption or a registration statement under the Securities Act of 1933 with respect to the Warrant shall be established to the satisfaction of the Company.



                          TYSONS FINANCIAL CORPORATION

                            STOCK WARRANT AGREEMENT

                                                              Date
                                                              McLean, Virginia
                                                              # of  Shares


         Warrants to purchase ____ shares of common stock (the "Shares") of TYSONS FINANCIAL CORPORATION, a Virginia business corporation (the "Company"), are hereby granted to (the "Warrant Holders") at the price determined as herein provided, subject to the following terms and conditions:

         1. Exercise Price. The exercise price per Share subject to the warrants granted in this agreement (the "Warrants") shall be $10.00, subject to Section 4 below (the "Exercise Price").

         2. Exercise of Warrants. The Warrants may be exercised in whole or in part at any time six months from the later of the date of the opening of Tysons National Bank (the "Bank") or the date the offering is completed through the Expiration Date (defined below), subject to Section 4 and the following conditions:

                  (a) Expiration of Warrant Term. The Warrants will expire on the tenth anniversary of the Bank's opening for business (the "Expiration Date").

                  (b) Method of Exercise. The Warrants shall be exercisable by a written notice delivered to the Secretary of the Company which shall:

                           (i)    State the owner's election to exercise the
Warrants, the number of Shares with respect to which it is being exercised, the person in whose name the stock certificate for such Shares is to be registered, his address and Social Security Number(or if more than one, the names, addresses and Social Security Numbers of such persons);

                           (ii)   Contain such representations and agreements as
to the holder's investment intent with respect to such Shares as may be required by the Company's counsel;

                           (iii)  Be signed by the person or persons entitled to
exercise the Warrants and, if the Warrants are being exercised by any person or persons other than the original holder hereof, be accompanied by proof satisfactory to counsel for the Company of the right of such person or persons to exercise the Warrants; and

                           (iv) Be in writing and be accompanied by this Stock
Warrant Agreement.

                  (c) Payment. Payment of the purchase price of any Shares with respect to which the Warrants are being exercised shall be by certified of bank cashier's check, or by personal check drawn on funds on deposit with the Bank.

                  (d) Registration. The certificate or certificates for Shares as to which the Warrants are being exercised shall be registered in the name of the person or persons exercising the Warrants.

                  (e) Partial Exercise. In the event of a partial exercise of the Warrants, the Company shall either issue a new agreement for the balance of the stock subject to this Stock Warrant Agreement after such partial exercise, or it shall conspicuously note hereon the date and number of Shares granted pursuant to such exercise and the number of Shares thereafter covered by this Stock Warrant Agreement.

                  (f) Restrictions on Exercise. The Warrants may not be exercised (i) if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulation or (ii) unless the Company or the holder hereof, as applicable, obtains any approval or other clearance from any federal or state governmental agency or body which the Company determines to be necessary or advisable, including, without limitation, (x) in connection with the Change in Bank Control Act and (y) from the Federal Reserve Board, the Office of the Comptroller of the Currency, and any applicable state banking regulatory agency. As a condition to the exercise of the Warrants, the Company may require the person exercising this Warrant to make any representation or warranty to the Company as may be required to comply with any applicable law or regulation, including the Securities Act of 1933 and the Virginia Securities Act.

         3. Merger; Dilution. In the event that the number of outstanding Shares shall be changed into or exchanged for a different number of Shares or class of stock of the Company, or if the stock of another corporation shall be issued in exchange for the Shares, by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend or otherwise, then the total number of Shares subject to the Warrants or the price payable for Shares under the Warrants shall be adjusted as follows:

                  (a) In case the Company shall at any time after the date of this agreement (i) declare a dividend on the Shares in shares of its capital stock, (ii) subdivide the outstanding number of Shares, or (iv) issue any shares of its capital stock by reclassification of the Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Exercise Price, and the number and kind of shares receivable upon exercise, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregated number and kind of shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) In case the Company shall issue rights or warrants to all holders of Shares entitling them (for a period expiring within 45 days after the record date for the determination of shareholders entitled to receive such rights or warrants) to subscribe for or purchase Shares (or securities convertible into Shares) at a price per Share (or having a conversion price per Share, if a security convertible into Shares) less than the current market price per Share (as defined in subsection (d)) on such record date, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Shares outstanding on such record date plus the number of Shares which the aggregate offering price of the total number of Shares so to be offered (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Shares outstanding on such record date plus the number of additional Shares to be offered for subscription of purchase (or into which the convertible securities so to be offered are initially convertible). Such adjustment shall become effective at the close of business on such record date; however, to the extent that Shares (or securities convertible into Shares) are not delivered after the expiration of such rights or warrants, the Exercise Price shall be readjusted (but only with respect to Warrants exercised after such expiration) to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of Shares (or securities convertible into Shares) actually issued. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company. Shares owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

                  (c) In case the Company shall distribute to all holders of Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness or assets (other than cash dividends or distributions and dividends payable in Shares) or subscription rights or warrants (excluding those referred to in subsection (b)), the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of shareholders entitled to receive such distribution by a fraction, the numerator of which shall be the current market price per Share (as defined in subsection (d)) on such record date, less the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive; provided, however, that the fair market value of such evidence of indebtedness, asset, subscription right or warrant that is to be distributed per Share shall not equal or exceed the current market price per Share) the evidences of indebtedness or assets so to be distributed or for such subscription rights or warrants applicable to one Share, and the denominator of which shall be such current market price per Share.

                  (d) For the purposes of any computation hereunder, the current market price per Share shall be as determined by the Board of Directors of the Company as of the date indicated.

                  (e) No adjustment in the Exercise Price shall be required if the amount of such adjustment shall be less than twenty-five cents per Share; provided, however, that any adjustments which by reason of this subsection (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations hereunder shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  (f) In any case in which this Stock Warrant Agreement shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the holder of any Warrant exercised after such record date the Shares, if any, issuable upon such exercise over and above the Shares, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Shares upon the occurrence of the event requiring such adjustment.

                  (g) Unless the Company shall have exercised its election as provided in subsection (h) upon each adjustment of the Exercise Price as a result of the calculations made in subsections (a), (b) or (c) hereunder, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Shares (calculated to the nearest hundredth) obtained by: (A) multiplying the number of Shares purchasable upon exercise of a Warrant prior to adjustment of the number of Shares, by the Exercise Price in effect prior to adjustment of the Exercise Price; and (B) dividing the product so obtained by the Exercise Price in effect after such adjustment of the Exercise Price.

                  (h) The Company may elect on or after the date of any adjustments of the Exercise Price to adjust the number of Warrants, in substitution for any adjustment in the number of Shares purchasable upon the exercise of a Warrant as provided in subsection (g). Each of the Warrants outstanding after such adjustment of the number of Warrants shall be exercisable for one Share. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest hundredth) obtained by dividing the Exercise Price in effect prior to adjustment of the Exercise Price by the Exercise Price in effect after adjustment of the Exercise Price. The Company shall notify the holders of Warrants of its election to adjust the number of Warrants indicating the record date for the adjustment, and, if know at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but shall be at least 10 days later than the date of the notice. Upon each adjustment of the number of Warrants pursuant to this subsection (h) the Company shall, as promptly as practicable, cause to be distributed to holders of record of Warrants on such record date, Warrant agreements evidencing the additional Warrants to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Warrant agreements held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Warrant agreements evidencing all the Warrants to which such holders shall be entitled after such adjustment.

                  (i) In case of any capital reorganization of the Company, or of any reclassification of the Shares (other than a reclassification of the Shares referred to in subsection (a)) or in case of the consolidation of the Company with any other corporation or the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation or entity, each Warrant shall after such capital reorganization, reclassification of Shares, consolidation, merger or sale be exercisable, upon the terms and conditions specified in this agreement, for the number of Shares of stock or other securities, assets or cash to which a holder of the number of Shares purchasable (at the time of such capital reorganization, reclassification of Shares, consolidation, merger or sale) upon exercise of such Warrant would have been entitled upon such capital reorganization, reclassification of Shares, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth hereunder with respect to the rights and interests thereafter of the holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any Shares of stock or other securities, assets or cash thereafter deliverable on the exercise of the Warrants. The subdivision or combination of Shares at any time outstanding into a greater or lesser number of Shares shall not be deemed to be a reclassification of the Shares for the purposes of this paragraph. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (of other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets or other appropriate corporation or entity shall assume the obligation to deliver to the holder of each Warrant such shares of stock, securities, assets or cash as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations under this Stock Warrant Agreement.

         4.  Mandatory Exercise; Termination.

                  (a) If the Company or the Bank is required, by capital requirements imposed upon the Company or the Bank, as the case may be, by any applicable statute, rule, regulation, or guideline, to increase its capital, then pursuant to the procedures in subsections (b) and (c) below, the Warrant holder shall have the option of either (i) exercising all or such part of the Warrants as designated by the Company pursuant to subsection (b) below or (ii) allowing the Warrants to be automatically terminated pursuant to subsection (c) below.

                  (b) When the Company or the Bank is required to increase its capital pursuant to the laws described in subsection (a) above, the Company shall send a notice (the "Notice") to the Warrant holder (i) specifying the number of Shares relating to the Warrants for which the Warrants must be exercised (the "Number") (if less than all Shares relating to Warrants held by all holders of Warrants of the Company under stock warrant agreements substantially similar to this Stock Warrant Agreement are required by the Company, pursuant to similar notice, to be so exercised, the Company shall specify a number of Shares relating to the Warrants that reflects the proportionate number of Shares subject to the Warrants in comparison to all of the Shares subject to Warrants held by all such warrant holders as a group);
(ii) specifying the date prior to which the Warrants must be totally or partially exercised, as the case may be (the "Deadline"); (iii) specifying the Exercise Price for the Shares to be purchased pursuant to the Warrants (such Exercise Price not to be less than current book value per share); and (iv) stating that the failure of the Warrant holder to exercise the Warrants shall result in the automatic termination of the Warrants.

                  (c) Regardless of whether all or less than all of the number of Shares relating to the Warrants are specified in the Notice, if the Warrant holder does not exercise the Warrants pursuant to the terms of the Notice, the Stock Warrant Agreement shall be automatically terminated on the Deadline, without further act or action by the Warrant holder or the Company, and the Warrant holder shall deliver this Stock Warrant Agreement to the Company for cancellation. If the Number is less than the total number of Shares that are then subject to exercise under the Warrants and the Warrant holder exercises the Warrants pursuant to the terms of the Notice, the Company shall comply with
Section 2(e) hereof.

         5. Restriction on Transferability of Common Stock; Compliance with the Securities Act of 1933.

                  (a) The Common Stock issued upon exercise of the Warrant shall not be transferable except upon the conditions hereinafter specified, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933 (or any similar federal statue at the time in effect) and applicable state securities or blue sky laws in respect of the transfer of the Common Stock.

                  (b) Each certificate for shares of Common Stock issued upon exercise of the Warrant shall bear a legend reading substantially as follows:

         THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER (a) THE VIRGINIA SECURITIES ACT (THE "VIRGINIA ACT"), (b) ANY OTHER STATE SECURITIES LAW OR (c) THE FEDERAL SECURITIES ACT OF 1933 (THE "FEDERAL ACT"). NO SUCH SECURITIES OR ANY PART THEREOF MAY BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED EXCEPT (1) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE VIRGINIA ACT, ANY OTHER APPLICABLE STATE SECURITIES LAW, AND THE FEDERAL ACT, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE VIRGINIA ACT, ANY OTHER APPLICABLE STATE SECURITIES LAW, AND THE FEDERAL ACT, OR (3) IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY'S COUNSEL, IS OTHERWISE IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW AND THE FEDERAL ACT.

                  (c) The Warrant Holder acknowledges that he has no right to require the Company or any other person or entity to (i) register under the Securities Act of 1933 or any state securities or blue sky law any shares of Common Stock issued upon exercise of this Warrant, or (ii) satisfy the conditions of Rule 144 or any other rule or provision with respect to the public sale of such Common Stock.

         6. Transfer and Assignment. This Warrant Agreement and all rights hereunder are neither assignable nor transferable by the Warrant Holder without the Company's prior written consent and the delivery by the Warrant Holder to the Company of an option of counsel in form and substance satisfactory to the Company stating that such transfer or assignment is in compliance with the Securities Act of 1933, the Virginia Securities Act, and any other applicable state securities law. More particularly, but without limiting the generality of the foregoing, the Warrant may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Warrant contrary to the provisions hereof shall be without legal effect.

         7. Stock Warrant Plan. The Warrants granted under this Stock Warrant Agreement have been granted in consideration of the payment of the sum of $10.00 per investment unit. The investment unit consists of one Share and a Warrant to purchase one Share. The Company has allocated the purchase price of the investment unit as follows: $9.00 for each Share and $1.00 for each Warrant to purchase one Share.

         TYSONS FINANCIAL CORPORATION


         BY:____________________________________________
                         President

(CORPORATE SEAL)

         ATTEST:________________________________________
                     Assistant Secretary